UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2006
SCHERING–PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE(S)
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: SUPPLEMENTAL FINANCIAL DATA

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Schering-Plough today issued a press release titled “Schering-Plough Reports Financial Results for 2006 Third Quarter” and provided additional supplemental financial data. The press release is furnished as Exhibit 99.1 to this 8-K. The supplemental financial data is furnished as Exhibit 99.2 to this 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
The following exhibits are furnished pursuant to Item 2.02 with this 8-K:
99.1 Press release dated October 20, 2006 titled “Schering-Plough Reports Financial Results for 2006 Third Quarter”
99.2 Supplemental Financial Data

SIGNATURE(S)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By:	/s/ Steven H. Koehler

Steven H. Koehler
Vice President and Controller

Date: October 20, 2006

Exhibit Index

Exhibit
Number	Description
99.1	Press release dated October 20, 2006 titled “Schering-Plough Reports Financial Results for 2006 Third Quarter”

99.2	Supplemental Financial Data